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                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                           Mirant Mid-Atlantic, LLC

          Pass Through Certificates, Series A, Series B and Series C

  This form or one substantially equivalent hereto must be used to accept the offer to exchange (the "Registered Exchange Offer") of Mirant Mid-Atlantic, LLC (the "Company") made pursuant to the Prospectus, dated May 25, 2001 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if existing Pass Through Certificates, Series A, Series B and Series C, as described in the Prospectus (the "Existing Certificates") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit the delivery of the Existing Certificates and all required documents to reach State Street Bank and Trust Company (the "Exchange Agent") prior to 5:00 P.M., New York City
time, on the [      ], 2001, the expiration date (the "Expiration Date") of
the Registered Exchange Offer. Such form may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Certificates pursuant to the Registered Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

       Delivery to State Street Bank and Trust Company, Exchange Agent:

                      State Street Bank and Trust Company
                             2 Avenue de Lafayette
                          Corporate Trust, 5th Floor
                       Boston, Massachusetts 02111-1724
                            Attention: Ralph Jones
                         Telephone No.: (617) 662-1548
                         Facsimile No.: (617) 662-1452

                                      or:

                      State Street Bank and Trust Company
                                Corporate Trust
                                 P.O. Box 778
                       Boston, Massachusetts 02111-0778
                            Attention: Ralph Jones
                         Telephone No.: (617) 662-1548
                         Facsimile No.: (617) 662-1452

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Certificates set forth below, pursuant to the guaranteed delivery procedure described in "This Exchange Offer--Procedures for Tendering the Existing Certificates--Guaranteed Delivery" section of the Prospectus.

Principal Amount of Certificates Tendered:





         Series A                   Series B                   Series C

__________________________ __________________________  ________________________

Certificate Nos. (if available):

_______________________________________

_______________________________________

If Certificates will be delivered by
book-entry transfer to The Depository
Trust Company, provide account number.

_______________________________________

_______________________________________

Name(s) of Record Holder(s):

_______________________________________

_______________________________________
        (Please print or type)

Address(es):

_______________________________________

_______________________________________

Area Code and Telephone Number(s):

_______________________________________

Signature(s):

_______________________________________

_______________________________________

Dated:
_______________________________________

                 The accompanying guarantee must be completed

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                                   GUARANTEE

                   (Not to be used for signature guarantee)

  The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Existing Certificates, in proper form for transfer, or a Book-Entry Confirmation, as described in the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter of Transmittal to the Exchange Agent with the time period set forth therein and that failure to do so could result in financial loss to the undersigned.


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                                 Name of Firm:

           ---------------------------------------------------------

           ---------------------------------------------------------
                                   Address:

           ---------------------------------------------------------
                        Area Code and Telephone Number:

           ---------------------------------------------------------
                            (authorized signature)

           ---------------------------------------------------------
                         Title: (Please type or print)

Date:

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